Exhibit (J) under Form N-1A
                                                Exhibit 23 under Item 601/Reg SK


                 CONSENT OF ERNST & YOUNG LLP,INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Financial Highlights" in the Prospectuses and "Independent Auditors" in the Statement Of Additional
     Information and to the use of our report dated May 15, 2000, in Post-Effective Amendment Number 55 to the Registration Statement (Form N-1A No. 2-57181) of the
Federated Municipal Securities Fund, Inc. dated May 31, 2000.

                                                /s/   Ernst & Young
                                                By:   ERNST & YOUNG LLP

Boston, Massachusetts
May 26, 2000